Exhibit 99.1

For immediate release

Contact:

Lisa M. O’Connor

ANSYS, Inc. – Treasurer

724-514-1782

www.ansys.com

ANSYS Delivers Solid Results for Second Quarter 2003

SOUTHPOINTE, PA: July 31, 2003 — ANSYS Inc. (ANSS:NASDAQ), a global innovator of simulation software and technologies aimed at optimizing customers’ product development processes, today announced second quarter 2003 results. ANSYS’ second quarter and year-to-date GAAP results include:

•	Total revenue of $27.6 million, as compared to $22.7 million in the second quarter of 2002; total revenue of $52.2 million in the first six months of 2003 as compared to $44.0 million for the six months ended June 30, 2002;
•	Diluted earnings per share of $0.29 as compared to $0.30 for the second quarter of 2002; and diluted earnings per share of $0.56 through June 30, 2003 as compared to $0.55 for the first six months of 2002;
•	Cash flows from operations of $10.2 million in the second quarter and $21.6 million in the first six months of 2003.

Excluding the adverse impact on reported software license revenue of purchase accounting adjustments related to the Company’s February 2003 acquisition of CFX and acquisition-related amortization (see discussion below), ANSYS’ second quarter and year-to-date adjusted (non-GAAP) results include:

•	Total adjusted revenue of $28.8 million, as compared to $22.7 million in the second quarter of 2002; total adjusted revenue of $53.8 million in the first six months of 2003 as compared to $44.0 million for the six months ended June 30, 2002;
•	An overall adjusted operating profit margin, excluding total amortization, of 29% as compared to 31% for the second quarter of 2002; and an overall adjusted operating profit margin, excluding total amortization, of 29% as compared to 30% for the first six months of 2002;

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•	Adjusted diluted earnings per share of $0.37 compared to $0.32 in the second quarter of 2002; adjusted diluted earnings per share of $0.69 compared to $0.58 in the six month period ended June 30, 2002.

Jim Cashman, ANSYS President and CEO, stated, “ We continued to work diligently this quarter to deliver solid results, in spite of ongoing global macro-economic issues. The strength of our business model continues to allow us to deliver positive business results, while at the same time investing for our future. We are very pleased with the progress that we have made in integrating the CFX acquisition and are encouraged by the positive contribution that it added to the second quarter’s results. We are also very encouraged by the strong cash flow in the first six months of this year, which has resulted in cash and short-term investment balances exceeding those of December 31st, even with the first quarter acquisition of CFX.”

Cashman further commented, “During the quarter, we were also able to strengthen our position as the global innovator of engineering simulation and technologies through the latest release of our flagship product, ANSYS 7.1, as well as the introduction of CFX 5.6. Both of these offerings continue to expand the high return on investment solutions that ANSYS is committed to deliver to address the increasingly complex needs of our customers.”

The adjusted results highlighted above represent non-GAAP (Generally Accepted Accounting Principles) financial measures. A reconciliation of these measures to the appropriate GAAP measures is included in the condensed financial statements included in this release.

Adjustments to Reported GAAP Financial Results:

•	Purchase Accounting Adjustment for Acquired Deferred Revenue:

As announced February 26, 2003, ANSYS acquired CFX for approximately $21 million in cash. In accordance with the fair value provisions of EITF 01-3 “Accounting in a Business Combination for Deferred Revenue of an Acquiree,” acquired deferred software license revenue of approximately $4.8 million was recorded on the opening balance sheet, which was approximately $3.4 million lower than the historical carrying value. Although this purchase accounting requirement will have no impact on the Company’s business or cash flow, it will adversely impact the Company’s reported GAAP software license revenue for the first twelve

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months post-acquisition. In order to provide investors with financial information that will facilitate comparison of both historical and future results, the Company will provide adjusted financial information, which excludes the impact of the purchase accounting adjustment, through this twelve-month period.

•	Acquisition Related Amortization:

As previously discussed, the Company completed its recent acquisition of CFX in February 2003. Prior to that, the Company also acquired CADOE S.A. and ICEM CFD Engineering in November 2001 and August 2000, respectively. These acquisitions have all been accounted for as purchases, resulting in the recording of a significant amount of goodwill and identifiable intangible assets. As a result of the amortization associated with intangible assets related to these acquisitions, ANSYS’ quarterly and year-to-date financial results are not comparable with prior periods.

To enable investors and other interested parties to compare 2003 financial results to historical and future periods, ANSYS is providing its 2003 second quarter and year-to-date reported GAAP results as well as financial results that have been adjusted for the impact of the items described above.

Second Quarter 2003 and Six Months Ended June 30, 2003 Reported GAAP Results:

ANSYS reported net income for the second quarter of $4.5 million, or $0.29 diluted earnings per share, based on 15.9 million weighted average shares outstanding. For the quarter ended June 30, 2002, ANSYS reported net income of $4.7 million, or $0.30 diluted earnings per share, based on 15.8 million weighted average shares outstanding. For the six months ended June 30, 2003, ANSYS reported net income of $8.8 million, or diluted earnings per share of $0.56, based on 15.7 million weighted average shares outstanding. For the six months ended June 30, 2002, ANSYS reported net income of $8.6 million, or diluted earnings per share of $0.55, based on 15.8 million weighted average shares outstanding. Cash and short-term investments at June 30, 2003 totaled $62.8 million and ANSYS remains debt free.

ANSYS will hold a conference call at 10:30 A.M. Eastern Time on July 31, 2003 to discuss second quarter results as well as to provide guidance regarding 2003 business prospects. The dial in number is 800-857-7001 and the passcode is “ANSYS”. A replay will be available

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until August 2, 2003 by dialing 800-756-9736. The conference call will be webcast live and can be accessed, along with other financial information, on ANSYS’ website, located at www.ansys.com/newsroom/investor.

Some matters discussed in this news release constitute forward looking statements under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These forward looking statements include statements with respect to our continuation of solid margins, positive cash flow from operations and positive earnings, the benefits of the CFX acquisition, including the access to new customers and markets, our future growth prospects, our strength in the marketplace despite difficult economic conditions and our ability to maintain technological leadership.

All forward looking statements in this press release are subject to risks and uncertainties, such as the risk of a general economic downturn in one or more of ANSYS’ primary geographic markets, the risk that ANSYS has overestimated its ability to maintain growth and profitability and control costs in the current economic environment, the risk that the CFX business will not perform consistent with operations or that ANSYS will experience unforeseen difficulties integrating this newly-acquired business, the risk that ANSYS’ sales will be adversely impacted at a later stage in the current economic downturn, uncertainties regarding the demand for ANSYS’ products and services in future periods, the risk that ANSYS has overestimated the strength of the demand among its customers for its products in an unstable economy, risks of problems arising from customer contract cancellations, uncertainties regarding customer acceptance of new products, the risk that ongoing pressure on customer spending will not allow investment in sales, technology innovation and development of key strategic partnerships, the risk that ANSYS’ strategic plan will not increase shareholder value over the long run, the risk that ANSYS’ operating results will be adversely affected by possible delays in developing, completing, or shipping new or enhanced products, the risk that changes in the price of our common stock or the existence of competing uses for available cash will affect our willingness to continue the stock repurchase program, uncertainties regarding fluctuations in quarterly results, including uncertainties regarding the timing of orders from significant customers and regional economies, and other factors that are detailed from time to time in reports filed by ANSYS Inc. with the Securities and Exchange Commission, including ANSYS Inc.’s 2002 Annual Report and Form 10-K and the most recent quarterly report on Form 10-Q.

ANSYS Inc. is committed to providing the most open and flexible analysis solutions to meet customer requirements for engineering software in today’s competitive marketplace. ANSYS Inc. partners with leading design software suppliers to develop state-of-the-art CAD-integrated products. ANSYS and its global network of ANSYS Support Distributors provide sales, support and training for customers. Information about ANSYS Inc. and its products can be found on the Worldwide Web at http://www.ansys.com.

Note to editors: ANSYS, ANSYS*EMAX, ANSYS*Environment, CADOE and DesignSpace are Trademarks or registered Trademarks of subsidiaries of ANSYS Inc. located in the United States or other countries. All other trademarks and registered trademarks are the property of their respective owners.

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Reconciliation of Non-GAAP Measures:

This earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of the adjusted (non-GAAP) financial measures to the most directly comparable GAAP financial measures.

Adjusted software license revenue, adjusted operating profit margin, adjusted net income and adjusted diluted earnings per share are presented in this earnings release because management uses this information in evaluating the results of the continuing operations of business and believes that this information provides the users of the financial statements a valuable insight into the operating results. Additionally, management believes that it is in the best interest of its investors to provide financial information that will facilitate comparison of both historical and future results.

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ANSYS INC. AND SUBSIDIARIES

Consolidated Statements of Income

(in thousands, except per share data)

(Unaudited)

	Three months ended		Six months ended
	June 30, 2003	June 30, 2002	June 30, 2003	June 30, 2002
Revenue:
Software licenses	$13,962	$11,778	$26,404	$23,108
Maintenance and service	13,681	10,956	25,839	20,891

Total revenue	27,643	22,734	52,243	43,999
Cost of sales:
Software licenses	1,468	915	2,647	1,952
Maintenance and service	3,689	1,894	6,583	3,708

Total cost of sales	5,157	2,809	9,230	5,660

Gross profit	22,486	19,925	43,013	38,339
Operating expenses:
Selling and marketing	6,096	5,241	11,608	10,402
Research and development	6,074	4,938	11,730	9,757
Amortization	1,181	568	1,929	1,167
General and administrative	3,132	2,710	5,776	5,040

Total operating expenses	16,483	13,457	31,043	26,366

Operating income	6,003	6,468	11,970	11,973
Other income	772	323	1,306	494

Income before income tax provision	6,775	6,791	13,276	12,467
Income tax provision	2,303	2,071	4,525	3,859

Net income	$4,472	$4,720	$8,751	$8,608

Earnings per share – basic:
Basic earnings per share	$0.30	$0.32	$0.59	$0.59
Weighted average shares – basic	14,859	14,670	14,743	14,629

Earnings per share – diluted:
Diluted earnings per share	$0.29	$0.30	$0.56	$0.55
Weighted average shares – diluted	15,904	15,829	15,679	15,776

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ANSYS INC. AND SUBSIDIARIES

Reconciliation of Non-GAAP Measures

For the three months ended June 30, 2003

(in thousands, except per share data)

(Unaudited)

	As Reported	Adjustments		Adjusted Results
Revenue:
Software licenses	$13,962	$1,116	(a)	$15,078
Maintenance and service	13,681	—		13,681

Total revenue	27,643	1,116		28,759
Cost of sales:
Software licenses	1,468	—		1,468
Maintenance and service	3,689	—		3,689

Total cost of sales	5,157	—		5,157

Gross profit	22,486	1,116		23,602
Operating expenses:
Selling and marketing	6,096	—		6,096
Research and development	6,074	—		6,074
Amortization	1,181	(955	) (b)	226
General and administrative	3,132	—		3,132

Total operating expenses	16,483	(955)		15,528

Operating income	6,003	2,071		8,074
Other income	772	—		772

Income before income tax provision	6,775	2,071		8,846
Income tax provision	2,303	724	(c)	3,027

Net income	$4,472	$1,347		$5,819

Earnings per share – basic:
Basic earnings per share	$0.30			$0.39
Weighted average shares – basic	14,859			14,859

Earnings per share – diluted:
Diluted earnings per share	$0.29			$0.37
Weighted average shares – diluted	15,904			15,904

(a)	Amount represents the revenue not reported during the period as a result of the purchase accounting adjustment associated with EITF 01-3, “Accounting in a Business Combination for Deferred Revenue of an Acquiree.”
(b)	Amount represents amortization expense associated with intangible assets acquired in business acquisitions, including amounts primarily related to acquired software, customer list and non-compete agreements.
(c)	Amount represents the income tax impact of the revenue and amortization expense adjustments referred to in (a) and (b) above.

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ANSYS INC. AND SUBSIDIARIES

Reconciliation of Non-GAAP Measures

For the three months ended June 30, 2002

(in thousands, except per share data)

(Unaudited)

	As Reported	Adjustments		Adjusted Results
Revenue:
Software licenses	$11,778	$—		$11,778
Maintenance and service	10,956	—		10,956

Total revenue	22,734	—		22,734
Cost of sales:
Software licenses	915	—		915
Maintenance and service	1,894	—		1,894

Total cost of sales	2,809	—		2,809

Gross profit	19,925	—		19,925
Operating expenses:
Selling and marketing	5,241	—		5,241
Research and development	4,938	—		4,938
Amortization	568	(435	) (a)	133
General and administrative	2,710	—		2,710

Total operating expenses	13,457	(435)		13,022

Operating income	6,468	435		6,903
Other income	323	—		323

Income before income tax provision	6,791	435		7,226
Income tax provision	2,071	152	(b)	2,223

Net income	$4,720	$283		$5,003

Earnings per share – basic:
Basic earnings per share	$0.32			$0.34
Weighted average shares – basic	14,670			14,670

Earnings per share – diluted:
Diluted earnings per share	$0.30			$0.32
Weighted average shares – diluted	15,829			15,829

(a)	Amount represents amortization expense associated with intangible assets acquired in business acquisitions, including amounts primarily related to acquired software, customer list and non-compete agreements.
(b)	Amount represents the income tax impact of the amortization expense adjustment referred to in (a) above.

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ANSYS INC. AND SUBSIDIARIES

Reconciliation of Non-GAAP Measures

For the six months ended June 30, 2003

(in thousands, except per share data)

(Unaudited)

	As Reported	Adjustments		Adjusted Results
Revenue:
Software licenses	$26,404	$1,570	(a)	$27,974
Maintenance and service	25,839	—		25,839

Total revenue	52,243	1,570		53,813
Cost of sales:
Software licenses	2,647	—		2,647
Maintenance and service	6,583	—		6,583

Total cost of sales	9,230	—		9,230

Gross profit	43,013	1,570		44,583
Operating expenses:
Selling and marketing	11,608	—		11,608
Research and development	11,730	—		11,730
Amortization	1,929	(1,576	) (b)	353
General and administrative	5,776	—		5,776

Total operating expenses	31,043	(1,576)		29,467

Operating income	11,970	3,146		15,116
Other income	1,306	—		1,306

Income before income tax provision	13,276	3,146		16,422
Income tax provision	4,525	1,100	(c)	5,625

Net income	$8,751	$2,046		$10,797

Earnings per share – basic:
Basic earnings per share	$0.59			$0.73
Weighted average shares – basic	14,743			14,743

Earnings per share – diluted:
Diluted earnings per share	$0.56			$0.69
Weighted average shares – diluted	15,679			15,679

(a)	Amount represents the revenue not reported during the period as a result of the purchase accounting adjustment associated with EITF 01-3, “Accounting in a Business Combination for Deferred Revenue of an Acquiree.”
(b)	Amount represents amortization expense associated with intangible assets acquired in business acquisitions, including amounts primarily related to acquired software, customer list and non-compete agreements.
(c)	Amount represents the income tax impact of the revenue and amortization expense adjustments referred to in (a) and (b) above.

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ANSYS INC. AND SUBSIDIARIES

Reconciliation of Non-GAAP Measures

For the six months ended June 30, 2002

(in thousands, except per share data)

(Unaudited)

	As Reported	Adjustments		Adjusted Results
Revenue:
Software licenses	$23,108	$—		$23,108
Maintenance and service	20,891	—		20,891

Total revenue	43,999	—		43,999
Cost of sales:
Software licenses	1,952	—		1,952
Maintenance and service	3,708	—		3,708

Total cost of sales	5,660	—		5,660

Gross profit	38,339	—		38,339
Operating expenses:
Selling and marketing	10,402	—		10,402
Research and development	9,757	—		9,757
Amortization	1,167	(871	) (a)	296
General and administrative	5,040	—		5,040

Total operating expenses	26,366	(871)		25,495

Operating income	11,973	871		12,844
Other income	494	—		494

Income before income tax provision	12,467	871		13,338
Income tax provision	3,859	305	(b)	4,164

Net income	$8,608	$566		$9,174

Earnings per share – basic:
Basic earnings per share	$0.59			$0.63
Weighted average shares – basic	14,629			14,629

Earnings per share – diluted:
Diluted earnings per share	$0.55			$0.58
Weighted average shares – diluted	15,776			15,776

(a)	Amount represents amortization expense associated with intangible assets acquired in business acquisitions, including amounts primarily related to acquired software, customer list and non-compete agreements.
(b)	Amount represents the income tax impact of the amortization expense adjustment referred to in (a) above.

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ANSYS INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(Unaudited)

	June 30, 2003	December 31, 2002
ASSETS:
Cash & short-term investments	$62,832	$61,132
Accounts receivable, net	16,035	15,875
Other assets	76,815	49,994

Total assets	$155,682	$127,001

LIABILITIES & STOCKHOLDERS’ EQUITY:
Current liabilities	$47,177	$35,608
Stockholders’ equity	108,505	91,393

Total liabilities & stockholders’ equity	$155,682	$127,001

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